Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
Environmental Matters
Substantially all of the Company's properties and land were subject to Phase I Environmental Assessments and when appropriate Phase II Environmental Assessments (collectively, the “Environmental Assessments”) obtained in contemplation of their acquisition by the Company or obtained by predecessor owners prior to the sale of the property or land to the Company. The Environmental Assessments did not reveal, nor is the Company aware of, any non-compliance with environmental laws, environmental liability or other environmental claim that the Company believes would likely have a material adverse effect on the Company.
Operating Ground Lease Agreements
Future minimum rental payments under the terms of all non-cancelable operating ground leases under which the Company is the lessee, as of December 31, 2018, were as follows (in thousands):

Year	Amount
2019	$961
2020	961
2021	961
2022	961
2023	961
2024 though 2067	34,194
Total	$38,999

Operating ground lease expense incurred by the Company during the years December 31, 2018, 2017 and 2016 totaled $1.5 million, $0.1 million and $1.0 million, respectively.
Legal Matters
From time to time, the Company is a party to a variety of legal proceedings, claims and assessments arising in the normal course of business. The Company believes that as of December 31, 2018 there were no legal proceedings, claims or assessments expected to have a material adverse effect on the Company’s business or financial statements.
Other
As of December 31, 2018, the Company had letter of credit obligations of $8.3 million related to development requirements. The Company believes that it is remote that there will be a draw upon these letter of credit obligations.
As of December 31, 2018, the Company had 29 buildings under development. These buildings are expected to contain a total of 8.2 million square feet of leaseable space and represent an anticipated aggregate investment of $735.0 million. At December 31, 2018, Development in Progress totaled $462.6 million. In addition, as of December 31, 2018, the Company had invested $13.2 million in deferred leasing costs related to these development buildings.
As of December 31, 2018, the Company was committed to $13.0 million in improvements on certain buildings and land parcels.
As of December 31, 2018, the Company was obligated to pay for tenant improvements not yet completed for a maximum of $17.8 million.
As of December 31, 2018, the Company was committed to $49.5 million in future land purchases which it expects to complete during the year ended December 31, 2019.
As of December 31, 2018, the Company was developing two buildings for its unconsolidated joint ventures which represented an anticipated aggregate investment by the joint ventures of $235.8 million.

Two unconsolidated joint ventures in which the Company holds an interest have engaged the Company as the developer of the Comcast Technology Center (the “Project") pursuant to a Development Agreement by which the Company agrees, in consideration for a development fee, to be responsible for all aspects of the development of the Project and to guarantee the timely lien-free completion of construction of the Project as well as the payment, subject to certain exceptions, of any cost overruns incurred in the development of the Project. To mitigate its risk, the Company entered into guaranteed maximum price contracts with a third party contractor (the "GMP Contracts") to construct the Project. As discussed in Note 7, the Company has been notified by its third-party contractor that the contractor has incurred cost overruns and expects to incur additional construction costs in connection with completing the Project in excess of the guaranteed maximum price payable to the contractor under the GMP Contracts, which guaranteed maximum price has been previously adjusted pursuant to accepted change orders. The Company intends to pursue all remedies to recover from the third-party contractor any amounts expended by the Company or the joint ventures in excess of their contractual obligations. However, the general contractor has generally refused to fund these additional costs, and the Company has begun to fund and may continue to fund cost overruns in compliance with its obligations under its development cost guarantee to the joint ventures. As of December 31, 2018 and December 31, 2017, the Company had accrued $67.3 million and $5.6 million, respectively, relating to the above-described development cost guarantees which are included in other liabilities in the accompanying consolidated balance sheets.
In addition to the costs to comply with the Company's obligations under its development cost guarantee, claims have been asserted by the third-party contractor and certain subcontractors. There can be no assurances that amounts incurred, including as a result of such claims, will not exceed the above estimates. The Company is not able to reasonably estimate the amount of additional expenses, if any, that it may incur as a result of such claims, and accordingly any potential exposure of the Company for such claims is not included within the accrual described above. If the Company were to incur additional expenses in connection with its development cost guarantee or in connection with such claims, such amounts would be accrued when they are determined to be probable of being incurred and are reasonably estimable, and could be material to the Company’s results of operations in future periods. If the Company were to subsequently recover any of the cost overruns initially funded by the Company, such recoveries would be recorded when and if realized in future periods.

As of December 31, 2018, the Company was also committed to approximately $170.9 million in costs related to its agreement to develop, on a fee basis, an office building and infrastructure improvements for American Water Works in Camden, New Jersey. As of December 31, 2018, $159.2 million of these costs had been incurred.

The Company maintains cash and cash equivalents at financial institutions. The combined account balances at each institution typically exceed FDIC insurance coverage and, as a result, there is a concentration of credit risk related to amounts on deposit in excess of FDIC insurance coverage. The Company believes the risk is not significant.